EXHIBIT 99.1


                                                                  CONTACT:
                                                                  --------
                                                            Allen T. Nelson, Jr.
                                                         Chief Financial Officer
FOR IMMEDIATE RELEASE                                     Phone:  (919) 645-6321
August 14, 2003                                Email: anelson@capitalbank-nc.com
                                                      --------------------------

         Capital Bank Corporation Reclassifies One Lending Relationship; Announces Revisions to Previous Released Results for 2nd Quarter 2003

RALEIGH, N.C. - Capital Bank Corporation (Nasdaq: CBKN) today reported it has revised its previously reported net income for the second quarter of 2003 to $285,000 or $.04 per share. On July 17, 2003, the company issued a press release in which it reported net income for the second quarter of $1,557,000 or $.22 per share. The downward adjustment was solely the result of reclassifying one large commercial borrowing relationship as a loss. The relationship, which consists of three loans to a furniture accessories import company and its owner in the aggregate total of $2.5 million, was included in the loan portfolio of High Street Corporation, which Capital Bank Corporation acquired in December 2002.

On July 17, 2003, the company reported the majority of the subject loans as nonperforming. However, prior to and since that time, the company has been attempting to secure significant additional collateral and/or guarantees. These attempts have not been successful to date. Therefore, management has decided that the probability of repayment is doubtful and the three loans should be reclassified as a loss, in accordance with Statement of Financial Accounting Standards No. 114 Accounting by Creditors for Impairment of a Loan.

"While we already had placed the majority of this loan relationship in the category of a nonperforming asset, it is still disappointing to have to take this loss," said James A. Beck, Capital Bank President and CEO. "Our philosophy and our practice at Capital Bank is to apply stringent standards. We believe it is the right thing for the long-term benefit of our shareholders that we take a cautious view of repayment in this instance. Overall, we remain committed to our company strategy."

The company has filed a Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, with the Securities and Exchange Commission, which contains additional information about the revised financial statement and the subject loans.

Capital Bank Corporation, headquartered in Raleigh, N.C., with more than $900 million in total assets, offers a broad range of financial services through its two subsidiaries, Capital Bank and Capital Bank Investment Services, Inc. Capital Bank operates 21 banking offices in Raleigh (3), Sanford (3), Burlington
(3), Asheville (2), Cary (2), Oxford (2), Hickory, Siler City, Graham, Warrenton, Woodland and Seaboard and a mortgage lending office in Greensboro. The company's website is www.capitalbank-nc.com.

Information in this press release contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates and the effects of competition. Additional factors that could cause actual results to differ materially are discussed in Capital Bank Corporation's filings with the Securities and Exchange Commission.

                                       ###

                            Capital Bank Corporation
                             Summary of Operations
                     (000's omitted except per share data)

                                                           Three Months    Three Months     Six Months      Six Months
                                                              Ended            Ended           Ended           Ended
                                                          June 30, 2003    June 30, 2002   June 30, 2003   June 30, 2002
                                                          -------------    -------------   -------------   -------------
Interest income                                              $ 10,135         $  9,140        $ 20,312        $ 17,512
Interest expense                                                4,163            4,001           8,405           7,604
                                                             --------         --------        --------        --------
  Net interest income                                           5,972            5,139          11,907           9,908
Provision for loan losses                                       2,696              705           3,296           1,230
                                                             --------         --------        --------        --------
  Net interest income after provision for loan losses           3,276            4,434           8,611           8,678
Non-interest income                                             2,739            1,548           5,344           3,133
Non-interest expense                                            5,777            4,162          11,725           8,248
                                                             --------         --------        --------        --------
  Income before taxes                                             238            1,820           2,230           3,563
Income tax expense (benefit)                                      (47)             603             664           1,328
                                                             --------         --------        --------        --------
 Net income                                                  $    285         $  1,217        $  1,566        $  2,235
                                                             ========         ========        ========        ========

Income per share - basic                                     $   0.04         $   0.22        $   0.23        $   0.42
                                                             ========         ========        ========        ========

Income per share - fully diluted                             $   0.04         $   0.21        $   0.23        $   0.40
                                                             ========         ========        ========        ========


                             End of Period Balances
                      (000's omitted except per share data)

                                                      2003                              2002
                                            ----------------------------------------------------------------------------
                                             June 30         March 31        December 31     September 30        June 30
                                             -------         --------        -----------     ------------        -------
Assets                                      $908,677         $856,076         $840,976         $659,382         $642,126
Loans                                        645,525          622,015          600,609          475,865          467,071
Investment securities                        161,938          155,835          155,304          123,533          114,039
Deposits                                     684,180          652,690          644,887          521,930          503,021
Shareholders' equity                          75,144           76,512           75,471           56,811           57,318

Book value per share                           11.52            11.55            11.44            10.76            10.73
Allowance for loan losses                      9,454            9,919            9,390            7,203            6,873
Net charge-offs                                3,161               71              158            2,230              582
Nonperforming assets *                         4,331            7,153            3,994            5,514            4,757
Allowance for loan losses as a
    percent of total loans                      1.46%            1.59%            1.56%            1.51%            1.47%
Nonperforming assets as a percent of
    total assets                                0.48%            0.84%            0.47%            0.84%            0.74%
Net interest margin **                          3.07%            3.10%            3.20%            3.28%            3.43%


  * Loans 90 days or more past due or in nonaccrual status and other real estate
  ** On a Fully Taxable Equivalent basis


                                Quarterly Results
                      (000's omitted except per share data)

Net income before taxes                        $  238          $1,992           $2,464           $  654           $1,820
Net income                                        285           1,281            1,637              435            1,217

Income per share - basic                         0.04            0.19             0.29             0.08             0.22
Income per share - fully diluted                 0.04            0.19             0.28             0.08             0.21

Weighted average shares outstanding:
Basic                                           6,684           6,730            5,830            5,376            5,457
Fully diluted                                   6,873           6,905            5,996            5,376            5,686


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

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
June 30, 2003 and December 31, 2002
                                                                   June 30,      December 31,
ASSETS                                                               2003            2002            Changes           % Change
-------------------------------------------------------------------------            ----            -------           --------
                                     (In thousands)                       (Unaudited)
Cash and due from banks:
      Interest-earning                                            $  13,289        $  13,925        $    (636)              -5%
      Non-interest-earning                                           26,063           18,912            7,151               38%
Federal funds sold                                                   22,152           18,696            3,456               18%
Investment securities - available for sale, at fair value           161,938          155,304            6,634                4%
Loans-net of unearned income and deferred fees                      645,525          600,609           44,916                7%
Allowance for loan losses                                            (9,454)          (9,390)             (64)               1%
                                                                  ---------        ---------        ---------                -
         Net loans                                                  636,071          591,219           44,852                8%
                                                                  ---------        ---------        ---------                -
Premises and equipment, net                                          13,386           13,399              (13)               0%
Accrued interest receivable                                           3,393            3,455              (62)              -2%
Deposit premium and goodwill, net                                    14,696           14,884             (188)              -1%
Deferred tax assets                                                   4,956            5,174             (218)              -4%
Other assets                                                         12,733            6,008            6,725              112%
                                                                  ---------        ---------        ---------                -

            Total assets                                          $ 908,677        $ 840,976        $  67,701                8%
                                                                  =========        =========        =========                =

LIABILITIES
Deposits:
      Demand, non-interest bearing                                $  58,985        $  50,238        $   8,747               17%
      Savings, money market accounts and interest checking          212,017          224,208          (12,191)              -5%
      Time deposits                                                 413,178          370,441           42,737               12%
                                                                  ---------        ---------        ---------                -
         Total deposits                                             684,180          644,887           39,293                6%
                                                                  ---------        ---------        ---------                -
Accrued interest payable                                              1,300            1,450             (150)             -10%
Repurchase agreements                                                15,753           13,081            2,672               20%
Borrowings                                                          114,725           97,858           16,867               17%
Trust preferred securities                                           10,000               --           10,000              n/a
Other liabilities                                                     7,575            8,229             (654)              -8%
                                                                  ---------        ---------        ---------                -
            Total liabilities                                       833,533          765,505           68,028                9%
                                                                  ---------        ---------        ---------                -

STOCKHOLDERS' EQUITY
Common stock, no par value; 20,000,000 shares authorized;
      shares issued 2003 - 7,077,125 and 2002 - 7,022,468            74,763           74,338              425               1%
Treasury stock at cost, no par value; 2003 - 556,811 shares
      and 2002 - 426,684 shares                                      (7,555)          (5,641)          (1,914)              34%
Retained earnings                                                     6,389            5,481              908               17%
Accumulated other comprehensive income                                1,547            1,293              254               20%
                                                                  ---------        ---------        ---------                -
            Total stockholders' equity                               75,144           75,471             (327)               0%
                                                                  ---------        ---------        ---------                -
            Total liabilities and stockholders' equity            $ 908,677        $ 840,976        $  67,701                8%
                                                                  =========        =========        =========                =

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

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Three Months Ended June 30, 2003 and 2002
                                                                     2003              2002            Changes        % Change
-----------------------------------------------------------------------------          ----            -------        --------
                                         (In thousands)                      (Unaudited)
Interest income:
      Loans and loan fees                                         $     8,723       $     7,470      $     1,253            17%
      Investment securities                                             1,356             1,546             (190)          -12%
      Federal funds and other interest income                              56               124              (68)          -55%
                                                                  -----------       -----------      -----------            --
         Total interest income                                         10,135             9,140              995            11%
                                                                  -----------       -----------      -----------            --

Interest expense:
      Deposits                                                          3,074             3,207             (133)           -4%
      Borrowings and repurchase agreements                              1,089               794              295            37%
                                                                  -----------       -----------      -----------            --
         Total interest expense                                         4,163             4,001              162             4%
                                                                  -----------       -----------      -----------            --
         Net interest income                                            5,972             5,139              833            16%
      Provision for loan losses                                         2,696               705            1,991           282%
                                                                  -----------       -----------      -----------            --
         Net interest income after provision for loan losses            3,276             4,434           (1,158)          -26%
                                                                  -----------       -----------      -----------            --

Noninterest income:
      Service charges and other fees                                      746               602              144            24%
      Net gain on sale of securities                                      191               159               32            20%
      Mortgage origination fees                                         1,297               433              864           200%
      Other noninterest income                                            505               354              151            43%
                                                                  -----------       -----------      -----------            --
         Total noninterest income                                       2,739             1,548            1,191            77%
                                                                  -----------       -----------      -----------            --

Noninterest expenses:
      Salaries and employee benefits                                    3,236             2,239              997            45%
      Occupancy                                                           528               378              150            40%
      Data processing                                                     309               212               97            46%
      Directors fees                                                       78                77                1             1%
      Advertising                                                         189               123               66            54%
      Furniture and equipment                                             361               270               91            34%
      Amortization of intangibles                                          80                45               35            78%
      Other expenses                                                      996               818              178            22%
                                                                  -----------       -----------      -----------            --
         Total noninterest expenses                                     5,777             4,162            1,615            39%
                                                                  -----------       -----------      -----------            --
            Net income before tax expense                                 238             1,820           (1,582)          -87%
      Income tax expense                                                  (47)              603             (650)         -108%
                                                                  -----------       -----------      -----------            --

            Net income                                            $       285       $     1,217      $      (932)          -77%
                                                                  ===========       ===========      ===========            ==

Earnings per share - basic                                        $      0.04       $      0.22      $     (0.18)          -82%
                                                                  ===========       ===========      ===========            ==
Earnings per share - diluted                                      $      0.04       $      0.21      $     (0.17)          -81%
                                                                  ===========       ===========      ===========            ==

Weighted Average Shares Used for EPS
Basic                                                               6,684,327         5,457,320        1,227,007            22%
                                                                  ===========       ===========      ===========            ==
Fully Diluted                                                       6,872,728         5,685,534        1,187,194            21%
                                                                  ===========       ===========      ===========            ==

                                       8
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

CAPITAL BANK CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
Six Months Ended June 30, 2003 and 2002
                                                                      2003            2002            Changes            % Change
-----------------------------------------------------------------------------      -----------      -----------          --------
                                         (In thousands)                    (Unaudited)
Interest income:
      Loans and loan fees                                         $    17,201      $    14,256      $     2,945              21%
      Investment securities                                             2,984            3,049              (65)              -2%
      Federal funds and other interest income                             127              207              (80)             -39%
                                                                  -----------      -----------      -----------              --
         Total interest income                                         20,312           17,512            2,800              16%
                                                                  -----------      -----------      -----------              --
Interest expense:
      Deposits                                                          6,230            6,058              172               3%
      Borrowings and repurchase agreements                              2,175            1,546              629              41%
                                                                  -----------      -----------      -----------              --
         Total interest expense                                         8,405            7,604              801              11%
                                                                  -----------      -----------      -----------              --
         Net interest income                                           11,907            9,908            1,999              20%
      Provision for loan losses                                         3,296            1,230            2,066             168%
                                                                  -----------      -----------      -----------              --
         Net interest income after provision for loan losses            8,611            8,678              (67)             -1%
                                                                  -----------      -----------      -----------              --
Noninterest income:
      Deposit service charges and other fees                            1,402            1,107              295              27%
      Net gain on sale of securities                                      442              243              199              82%
      Mortgage origination fees                                         2,503            1,088            1,415             130%
      Other noninterest income                                            997              695              302              43%
                                                                  -----------      -----------      -----------              --
         Total noninterest income                                       5,344            3,133            2,211              71%
                                                                  -----------      -----------      -----------              --
Noninterest expenses:
      Salaries and employee benefits                                    6,664            4,442            2,222              50%
      Occupancy                                                         1,060              746              314              42%
      Data processing                                                     588              462              126              27%
      Directors fees                                                      156              136               20              15%
      Advertising                                                         380              322               58              18%
      Furniture and equipment                                             729              565              164              29%
      Amortization of intangibles                                         154               75               79             105%
      Other expenses                                                    1,994            1,500              494              33%
                                                                  -----------      -----------      -----------              --
         Total noninterest expenses                                    11,725            8,248            3,477              42%
                                                                  -----------      -----------      -----------              --
            Net income before tax expense                               2,230            3,563           (1,333)            -37%
      Income tax expense                                                  664            1,328             (664)            -50%

            Net income                                            $     1,566      $     2,235       $     (669)            -30%
                                                                  ===========      ===========       ==========              ==

Earnings per share - basic                                        $      0.23      $      0.42       $    (0.19)            -45%
                                                                  ===========      ===========       ==========              ==
Earnings per share - diluted                                      $      0.23      $      0.40       $    (0.17)            -43%
                                                                  ===========      ===========       ==========              ==

Weighted Average Shares:
Basic                                                               6,706,791        5,330,157        1,376,634              26%
                                                                  ===========      ===========       ==========              ==
Fully Diluted                                                       6,888,502        5,528,382        1,360,120              25%
                                                                  ===========      ===========       ==========              ==


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
                            Capital Bank Corporation
                                Average Balances
                                 (In thousands)

                         June 30, 2003           March 31, 2003           December 31, 2002        September 30, 2002
                         -------------           --------------           -----------------        ------------------
Total Assets             $    865,174            $    843,569             $   728,183              $    654,352
Investments                   153,460                 149,762                 142,104                   111,527
Loans (Gross)                 634,814                 608,738                 514,365                   473,891
Total Earning Assets          807,323                 783,209                 676,499                   605,993
Deposits                      649,238                 636,260                 554,870                   513,755
Equity                         77,179                  77,770                  62,350                    58,493


                            Capital Bank Corporation
                              Nonperforming Assets
                                 (In thousands)

                                             June 30, 2003            March 31, 2003               December 31, 2002
                                             -------------            --------------               -----------------
                                                         As a                       As a                        As a
                                                      percent of                 percent of                  percent of
                                         Total       total assets    Total      total assets       Total    total assets
                                         -----       ------------    -----      ------------       -----    ------------
Commercial and
  Commercial Real Estate                $  1,381        0.16%       $  4,272        0.51%        $  1,015      0.13%
Consumer                                      87        0.01%             87        0.01%              33      0.00%
Equity Lines                                 183        0.03%            243        0.04%             422      0.06%
Construction                                 298        0.03%            379        0.04%             206      0.02%
Mortgage                                   1,637        0.18%          1,284        0.15%           1,371      0.16%
                                        --------                    --------                     --------
  Total Nonperforming Loans                3,586        0.41%          6,265        0.75%           3,047      0.37%
Other Real Estate Owned                      745        0.08%            888        0.10%             947      0.11%
                                        --------                    --------                     --------
  Total Nonperforming Assets            $  4,331        0.49%       $  7,153        0.85%        $  3,994      0.48%
                                        ========        ====        ========        ====         ========      ====

Total Assets                            $908,677                    $856,076                     $840,976
                                        ========                    ========                     ========
Allowance for Loan Losses as a
  Percent of Nonperforming Loans             264%                        158%                         308%
                                        ========                    ========                     ========


                                         September 30, 2002
                                         ------------------
                                                        As a
                                                     percent of
                                         Total      total assets
                                         -----      ------------
Commercial and
  Commercial Real Estate                $  1,788        0.28%
Consumer                                      28        0.00%
Equity Lines                                 334        0.06%
Construction                                  52        0.01%
Mortgage                                   1,449        0.22%
                                        --------
  Total Nonperforming Loans                3,651        0.57%
Other Real Estate Owned                    1,866        0.28%
                                        --------
  Total Nonperforming Assets            $  5,517        0.85%
                                        ========        ====

Total Assets                            $659,154
                                        ========
Allowance for Loan Losses as a
  Percent of Nonperforming Loans             197%
                                        ========


Nonperforming assets include loans that are 90 days or more past due or in nonaccrual status and other real estate owned. The increase in nonperforming commercial loans in the first quarter of 2003 was due almost entirely to one large commercial loan secured by real estate that was placed on nonaccrual status.